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                                                                    EXHIBIT 21.1


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
                 SUBSIDIARIES                                     STATE OF INCORPORATION
                 ------------                                     ----------------------
   Allegiance Telecom Company Worldwide                                  Delaware
   Allegiance Telecom International, Inc.                                Delaware
   Allegiance Telecom Service Corporation                                Delaware
   Internet Allegiance, Inc.                                             Delaware
   Allegiance Telecom of Arizona, Inc.                                   Delaware
   Allegiance Telecom of California, Inc.                                Delaware
   Allegiance Telecom of Colorado, Inc.                                  Delaware
   Allegiance Telecom of the District of Columbia, Inc.                  Delaware
   Allegiance Telecom of Florida, Inc.                                   Delaware
   Allegiance Telecom of Georgia, Inc.                                   Delaware
   Allegiance Telecom of Illinois, Inc.                                  Delaware
   Allegiance Telecom of Indiana, Inc.                                   Delaware
   Allegiance Telecom of Maryland, Inc.                                  Delaware
   Allegiance Telecom of Massachusetts, Inc.                             Delaware
   Allegiance Telecom of Michigan, Inc.                                  Delaware
   Allegiance Telecom of Minnesota, Inc.                                 Delaware
   Allegiance Telecom of Missouri, Inc.                                  Delaware
   Allegiance Telecom of New Jersey, Inc.                                Delaware
   Allegiance Telecom of New York, Inc.                                  Delaware
   Allegiance Telecom of North Carolina, Inc.                            Delaware
   Allegiance Telecom of Ohio, Inc.                                      Delaware
   Allegiance Telecom of Pennsylvania, Inc.                              Delaware
   Allegiance Telecom of Texas, Inc.                                     Delaware
   Allegiance Telecom of Virginia, Inc.                                  Virginia
   Allegiance Telecom of Washington, Inc.                                Delaware
   Kivex, Inc.                                                           Delaware
   ConnectNet, Inc.                                                      Texas
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